Exhibit 99.2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, each of the undersigned parties hereby agrees to file jointly the statement on Schedule 13D (including any amendments thereto) with respect to the shares of common stock, no par value, of Epic Energy Resources, Inc.

It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of information concerning such party contained therein, but such party is not responsible for the completeness and accuracy of information concerning another party unless such party knows or has reason to believe such information is inaccurate. It is understood and agreed that a copy of this agreement shall be attached as an exhibit to the statement on Schedule 13D, and any amendments thereto, filed on behalf of the parties hereto.

Dated: May 11, 2010

WHITEBOX ADVISORS, LLC

By:	/s/Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer and Chief Financial Officer

WHITEBOX CONVERTIBLE ARBITRAGE ADVISORS, LLC WHITEBOX COMBINED ADVISORS, LLC PANDORA SELECT ADVISORS, LLC WHITEBOX SPECIAL OPPORTUNITY ADVISORS, LLC

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer and Chief Financial Officer

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, L.P.

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE FUND , L.P.

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE FUND, LTD.

CINEASIAS PARTNERS, L.P.

WHITEBOX CONVERTIBLE ARBITRAGE FUND, L.P.

WHITEBOX CONVERTIBLE ARBITRAGE FUND, LTD.

By:	Whitebox Convertible Arbitrage Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer and Chief Financial Officer

WHITEBOX COMBINED PARTNERS, L.P. WHITEBOX MULTI-STRATEGY FUND , L.P. WHITEBOX MULTI-STRATEGY FUND, LTD. F-CUBED PARTNERS, L.P. WHITEBOX COMBINED FUND, L.P. WHITEBOX COMBINED FUND, LTD.

By:	Whitebox Combined Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer and Chief Financial Officer

PANDORA SELECT PARTNERS, L.P. PANDORA SELECT FUND, L.P. PANDORA SELECT FUND, LTD.

By:	Pandora Select Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer and Chief Financial Officer

WHITEBOX SPECIAL OPPORTUNITIES FUND, L.P.

WHITEBOX SPECIAL OPPORTUNITIES FUND, LTD.

WHITEBOX SPECIAL OPPORTUNITIES FUND, L.P, SERIES B

WHITEBOX SPECIAL OPPORTUNITIES FUND, LTD. – SEGREGATED PORTFOLIO B

By:	Whitebox Special Opportunities Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer and Chief Financial Officer

IAM MINI-FUND 14 LIMITED

By:	Whitebox Advisors, LLC
Agent and Attorney-in-fact

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer and Chief Financial Officer